UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2006

AEOLUS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-50481	56-1953785
(Commission File Number)	(IRS Employer Identification No.)

23811 Inverness Place
Laguna Niguel, California 92677
(Address of Principal Executive Offices, Including Zip Code)

949-481-9825
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2006, Aeolus Pharmaceuticals, Inc. (the "Company") entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Investors”) pursuant to which the Company sold to the Investors an aggregate of 10,000,000 shares of the Company’s Common Stock (the “Shares”) at a purchase price of $0.50 per share for aggregate gross proceeds of $5,000,000, issued to the Investors warrants (the “Investor Warrants”) to purchase up to an aggregate of 7,000,000 shares of common stock of the Company with an exercise price of $0.75 per share and issued to Efficacy Biotech Master Fund Ltd. (“Efficacy Capital”) a warrant (the “Efficacy Warrant”) to purchase up to an aggregate of 4,000,000 shares of common stock of the Company with an exercise price of $0.50 per share (the "Financing"). The Investor Warrants are exercisable until June 5, 2011 and may be exercised by the holder only pursuant to a cash payment. . The Efficacy Warrant is exercisable until June 5, 2007 and may be exercised by the holder only pursuant to a cash payment. The Subscription Agreement, the Form of Investor Warrant and the Efficacy Warrant are filed as Exhibit 10.1, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by this reference.

In connection with the Financing, the Company also granted registration rights to the Investors. Pursuant to the Subscription Agreement, the Company agreed to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) on or before September 3, 2006 covering the resale of the Shares and all shares of common stock issuable upon exercise of the Warrant. The Company also agreed to use commercially reasonable efforts to have the Registration Statement declared effective by the SEC within 120 days after it is filed with the SEC and to keep the Registration Statement effective for a specified period.

In the event the Registration Statement is not timely filed or declared effective by the SEC within the time periods described in the Subscription Agreement, and under certain other circumstances, the Company will be required to pay the Investor liquidated damages in the amounts prescribed in the Subscription Agreement.

The net proceeds to the Company from the Financing, after deducting for expenses, were approximately $4.9 million. The Company intends to use the net proceeds from the Financing to finance the clinical development of AEOL 10150 and to fund ongoing operations of the Company.

In addition, the Company granted to Efficacy Capital the right to have one observer attend all meetings of the Board of Directors and all committees thereof subject to certain conditions. The Board Observer Letter dated June 5, 2006 by and among the Company and Efficacy Biotech Master Fund Ltd. are filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by this reference.

The Company and Efficacy Capital also entered into a Right of First Offer agreement that provides that the Company will offer Efficacy Capital the right of first offer with respect to any future sales by the Company of its capital stock or debt securities. Under the terms of the agreement, Efficacy Capital will have the ability to participate in all or a portion of any offering of the Company’s capital stock or debt securities. The agreement expires on December 1, 2007. The Right of First Offer Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by this reference.

In accordance with the terms of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock, the conversion price of the Company’s Series A Convertible Preferred Stock (the “Series A Preferred Stock”) and the exercise price of the warrants previously issued to the Series A Preferred Stock holders in November 2005 were each automatically reduced to $0.50 per share, the purchase price of the common stock issued in the Financing. Pursuant to a Conversion Agreement (the “Conversion Agreement”) by and among the Company, the holders of the Series A Preferred and the Investors entered into in connection with the Financing, all of the Series A Preferred outstanding was automatically converted to common stock following the closing of the Financing. The Conversion Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by this reference.

On June 6, 2006, the Company issued a press release announcing the completion Financing. The text of the press release is set forth in Exhibit 99.1 attached to this Current Report on Form 8-K and incorporated herein by this reference.

Item 3.02.  Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. The agreements executed in connection with the Financing contain representations to support the Company’s reasonable belief that the Investor had access to information concerning the Company’s operations and financial condition, the Investor acquired the securities for its own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor is sophisticated within the meaning of Section 4(2) of the Securities Act and an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the Financing other than communications with the Investor; the Company obtained representations from the Investor regarding its investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Company in order to make informed investment decisions.

At the time of their issuance, the securities were deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities bear legends to that effect.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit #	Description
10.1	Subscription Agreement dated June 5, 2006 by and between the Company and the investors whose names appear on the signature pages thereof.
10.2	Conversion Agreement dated June 5, 2006 by and among the Company, the Company’s Series A Preferred Stockholders, Efficacy Biotech Master Fund Ltd. and Ronin Capital, LLC.
10.3	Form of Warrant to Purchase Common Stock dated June 5, 2006.
10.4	Warrant to Purchase Common Stock dated June 5, 2006.by and among the Company and Efficacy Biotech Master Fund Ltd.
10.5	Right of First Offer Agreement dated June 5, 2006 by and among the Company and Efficacy Biotech Master Fund Ltd.
10.6	Board Observer Letter dated June 5, 2006 by and among the Company and Efficacy Biotech Master Fund Ltd.
99.1	Press Release dated June 6, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AEOLUS PHARMACEUTICALS, INC.

Date: June 6, 2006	/s/ Michael P. McManus
Michael P. McManus
Chief Accounting Officer, Treasurer and Secretary

Exhibit Index

Exhibit #	Description
10.1	Subscription Agreement dated June 5, 2006 by and between the Company and the investors whose names appear on the signature pages thereof.
10.2	Conversion Agreement dated June 5, 2006 by and among the Company, the Company’s Series A Preferred Stockholders, Efficacy Biotech Master Fund Ltd. and Ronin Capital, LLC.
10.3	Form of Warrant to Purchase Common Stock dated June 5, 2006.
10.4	Warrant to Purchase Common Stock dated June 5, 2006.by and among the Company and Efficacy Biotech Master Fund Ltd.
10.5	Right of First Offer Agreement dated June 5, 2006 by and among the Company and Efficacy Biotech Master Fund Ltd.
10.6	Board Observer Letter dated June 5, 2006 by and among the Company and Efficacy Biotech Master Fund Ltd.
99.1	Press Release dated June 6, 2006